Imperial Fund Mortgage Trust 2022-NQM7 ABS-15G

Exhibit 99.11

EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third party due diligence provider, performed the review described below on behalf of its client, (“A&D Mortgage LLC”). The review included a total of 184 newly originated, QM/ATR Exempt and Non-QM residential mortgage loans, in connection with the securitization identified as (“IMPRL 2022-NQM7”) (the “Securitization”). The review began on August 2, 2022 and concluded on October 20, 2022.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

1.	Review Initial & Final Application
a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent or reconciled.
b.	Validate Social Security/Taxpayer Identification number is valid
c.	Compare data on final form 1003 with the data from verifications
d.	Form is Complete, Signed, Dated, on or before loan consummation date, and NMLS is complete
2.	Review AUS Decision and Approval Conditions
a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)
b.	Validation of income calculations
c.	Validation of assets/funds to close
d.	Validation of DTI calculations
e.	Validation of DSCR calculations
f.	Validation of LTV calculations
g.	Validation of payment shock calculations if applicable
h.	Validation of payment shock calculations if applicable
3.	Review Occupancy/Red Flags
a.	Validates Social Security number and year issued
b.	Verifies address information associated with the borrower (s)
c.	Occupancy is supported
d.	Red Flags adequately addressed

4.	Reverification of Borrower Original and Audit Credit Report
a.	Validate names, social security number(s), and addresses
b.	AKA’s investigated and cleared
c.	Validate credit inquiries within 90 days have been properly addressed
d.	Acceptable credit history and credit score requirements
5.	Reviews Fraud Report to compare vs loan documentation:
a.	Validates Social Security number and year issued
b.	Verifies address information associated with the Borrower (s)
c.	Confirms OFAC clearances
d.	Reveals any potential bankruptcy filings
6.	Review of Borrower Employment, Income, and Asset Information
a.	Employment
i.	Compare for conflicting information
ii.	Check dates for document expiration
iii.	Complete forms and documentation
iv.	Evaluate history and stability of employment
b.	Income
i.	Review employment and income by analyzing income documents and comparing against re-verification documents
ii.	W-2s and Paystubs, if applicable
iii.	Transcripts (as applicable) support income
iv.	Tax Returns and Profit and Loss Statements, as applicable
v.	Bank Statements or other Alternate Income documents as required by the guidelines
vi.	Consistent/Continuing Employment, if applicable
vii.	Lease Agreements and Market rent, if applicable
c.	Assets
i.	Confirm adequate funds to cover required down payment and closing costs and reserves
ii.	Check dates for document expiration
iii.	Sufficient funds were sourced and seasoned
iv.	Gift funds verified and met guidelines
7.	Review Sales Contract
a.	Complete and executed
b.	Earnest Money Deposit verified
c.	Parties are consistent
d.	Seller contributions are within guidelines
8.	Hazard and Flood (if applicable)
a.	Verify sufficient coverage
b.	Verify coverage is for subject
c.	Validate all premiums are included in DTI and any required upfront premium is paid
9.	Mortgage Insurance (if applicable)
a.	Certificate in file
b.	Sufficient Coverage

c.	Premium indicated and included in DTI
10.	Review Title Commitment/Policy
a.	Vesting correct
b.	Lien position
c.	Legal description
d.	Validate no encumbrances
11.	Review Closing Documents
a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures and NMLS identifiers
b.	Correct and complete instruments
c.	Closing Disclosure
d.	Right to Cancel (if applicable)
12.	Qualified Mortgage / Ability-to-Repay Review

Loans with application dates after January 10, 2014 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act. For these Loans, Service Provider will (a) Confirm that the originator/aggregator provided a QM designation, and (b) review the Loan for the eight (8) Key Underwriting Factors below that are required pursuant to the ATR rule.

a.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, excluding investment properties, as set forth below:
i.	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c)) as evaluated based on the applicable investor guidelines;
ii.	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
iii.	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
iv.	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).
b.	Service Provider will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation of QM, Non-QM, or exempt from ATR. (Service Provider determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, Service Provider notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, Service Provider notes if an originator mortgage loan designation was not provided.
c.	Service Provider utilizes the following designations for applicable loans: QM designations: QM Safe-Harbor, Temporary QM, Non-QM, QM Rebuttal Presumption and ATR Designations: ATR Compliant, ATR Exempt and ATR Fail.
d.	With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, Service Provider reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the

Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

e.	If a mortgage loan was designated as QM, Service Provider reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph.
f.	For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, Service Provider then determines whether the mortgage loan is a Safe Harbor QM or QM Rebuttable Presumption by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).
g.	For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, Service Provider then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements, as defined within the applicable underwriting guidelines, and provides a due diligence designation of Non-QM indicating compliant, ATR risk indicating it may not be compliant, or ATR Fail, indicating it is non-compliant.
h.	Service Provider reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:
i.	Income / Assets - Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to Confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan.
•	Review Loan documentation for required level of income and asset verifications.
ii.	Employment - Review file documentation for required level of employment
iii.	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.
iv.	Simultaneous Loans - Ensure that all concurrent Loans were included in the debt-to-income ratio (“DTI”) calculation, to properly assess the ability to repay.
v.	Mortgage-Related Obligations - Validate that the subject Loan monthly payment calculation includes principle, interest, taxes, and insurance (“PITI”), as well as other costs related to the property such as homeowners’ association (“HOA”) fees, private mortgage insurance (“PMI”), ground rental fees, etc.
vi.	Debts / Obligations - Validate monthly recurring non-mortgage-related liabilities
vii.	DTI / Residual Income - Validate debt-to-income ratio (DTI), or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.
viii.	DSCR – review of Rental Income and / or market rents and validation of DSCR calculation
ix.	Credit History - Review credit report for credit history and required credit depth, including any / all inquiries, and Determine a representative credit score from the credit report

 Compliance Review

MaxDiligence performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by MaxDiligence are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which MaxDiligence is relying in reaching such findings.

Valuation Review

MaxDiligence performed a “Valuation Review,” which included the following:

a.

Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, MaxDiligence will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.

Additional valuation products (AVM’s, CDA’s and Field reviews) were obtained to confirm the value was supported within 10% tolerance. This population was obtained by the client and ordered by MaxDiligence.

MaxDiligence applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

Data Discrepancy

As part of the Credit and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Fields Reviewed	Discrepancy Count	Percentage
Application Date	8	4.35%
B1 Last Name	2	1.09%
B2 Last Name	1	0.54%
DSCR	1	0.54%
First Payment Date	9	4.89%
Initial Monthly PI or IO Payment	11	5.98%
Interest Rate	2	1.09%
Note Date	8	4.35%
Number of Units	2	1.09%
Originator QM Status	90	48.91%
Primary Appraised Property Value	1	0.54%
Property County	1	0.54%
Property Type	1	0.54%
Qualifying Total Housing Expense PTIA	2	1.09%
Sales Price	2	1.09%

Summary of Results

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	143	$69,359,312.00	74.75%
Event Grade B	41	$23,424,210.00	25.25%
Event Grade C	0	$-	0.00%
Event Grade D	0	$-	0.00%
Total Sample	184	$92,783,522.00	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	149	$71,682,832.00	77.26%
Event Grade B	35	$21,100,690.00	22.74%
Event Grade C	0	$-	0.00%
Event Grade D	0	$-	0.00%
Total Sample	184	$92,783,522.00	100.00%
Compliance Results:

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	184	$92,783,522.00	100.00%
Event Grade B	0	$-	0.00%
Event Grade C	0	$-	0.00%
Event Grade D	0	$-	0.00%
Total Sample	184	$92,783,522.00	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	177	$89,020,002.00	95.94%
Event Grade B	7	$3,763,520.00	4.06%
Event Grade C	0	$-	0.00%
Event Grade D	0	$-	0.00%
Total Sample	184	$92,783,522.00	100.00%

Event Grade Definitions:

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.